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           Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, J. Alan Reid, Jr., President & Director of Forward Funds, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: February 28, 2005                 /s/ J. Alan Reid
                                        ----------------------------------------
                                        J. Alan Reid, Jr., President & Director

I, Jeremy W. Deems, Treasurer of Forward Funds, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: February 28, 2005                 /s/ Jeremy W. Deems
                                        ----------------------------------------
                                        Jeremy W. Deems, Treasurer